Product Information Notice Dated December 10, 2009

At a meeting held on August 5, 2009, a Plan of Reorganization was approved for the Hartford Equity Income HLS Fund into the Hartford Value HLS Fund. All assets of the Hartford Equity Income HLS Fund will be transferred into the Hartford Value HLS Fund. Shareholders of the Hartford Equity Income HLS Fund will receive shares of the Hartford Value HLS Fund. The reorganization of the Hartford Equity Income HLS Fund is scheduled to take place at the close of business on or about March 19, 2010.

Due to the reorganization, you will no longer be able to allocate new Premium Payments or make transfers to the Hartford Equity Income HLS Fund Sub-Account, including program trades, on or after the close of business on March 18, 2010.  As a result of the reorganization, if any of your Contract Value is currently invested in the Hartford Equity Income HLS Fund Sub-Account, that Contract Value will be transferred into the Hartford Value HLS Fund Sub-Account. If any portion of your future Premium Payments are allocated to the Hartford Equity Income HLS Fund Sub-Account, you may redirect that allocation to another Sub-Account available under your Contract. Effective as of the close of business on or about March 19, 2010, any transaction that includes an allocation to the Hartford Equity Income HLS Fund Sub-Account will automatically be allocated to the Hartford Value HLS Fund Sub-Account. Effective as of the close of business on or about March 19, 2010, unless you direct us otherwise, if you are enrolled in any DCA, DCA Plus, InvestEase®, Asset Rebalancing Program or other administrative program that includes transfers of Contract Value or allocation to the Hartford Equity Income HLS Fund Sub-Account, your enrollment will automatically be updated to reflect the Hartford Value HLS Fund Sub-Account.

Effective as of the close of business on or about March 19, 2010, all references and information contained in the prospectus for your Contract related to the Hartford Equity Income HLS Fund are deleted.

This Product Information Notice Should Be Retained For Future Reference.

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